UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2020

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 1, 2020, Monaker Group, Inc. (the “Company”, “Monaker”, “we” and “us”), issued HotPlay Enterprise Limited (“HotPlay”, which is party, together with its stockholders, to a Share Exchange Agreement dated July 21, 2020, with the Company (the “Exchange Agreement”)), a $300,00 Convertible Promissory Note (the “HotPlay Note”), in consideration for an advance of $300,000 under the terms of the Exchange Agreement which was made on September 1, 2020. The Exchange Agreement and related transactions are described in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 27, 2020.

The advance, and the entry into the HotPlay Note, were required conditions to the Exchange Agreement, pursuant to which HotPlay was required to loan us $1,000,000 on or before August 31, 2020 and is required to loan us an additional $1,000,000 (each a “Subsequent Loan”, and together with the initial loan, the “HotPlay Loans”), on September 30, 2020, and on the 15th day of each calendar month thereafter (each a “Required Lending Date”), through the date of closing of the Exchange Agreement. The Company expects to receive the remaining $700,000 required in connection with the August 31, 2020 advance in the upcoming days.

The HotPlay Loans (including the HotPlay Note), have an interest rate of 1% per annum.

The HotPlay Note is automatically forgiven by HotPlay in the event the Exchange Agreement is terminated (a) by written agreement of the parties thereto; (b) by HotPlay (and its stockholders) if the closing has not occurred on or prior to the required date set forth in the Exchange Agreement (currently October 30, 2020); (c) by the Company if either (i) HotPlay has not completed the acquisition of (A) 49% of the Class A shares of capital stock of HotPlay (Thailand) Company Limited (“HP Thailand”); and (B) (i) not less than 90% of the voting, and (ii) 95% of the economic and liquidation rights associated with, HP Thailand through a preferred share structure within 30 days after the entry into the Exchange Agreement; (ii) a share exchange agreement entered into with certain stockholders and debt holders of Axion Ventures, Inc. (“Axion”) has been terminated prior to closing; or (iii) the closing has not occurred on or prior to October 30, 2020, unless the failure of the closing to have occurred is attributable to a failure on the part of the Company; (c) by the Company if HotPlay (x) is not able to obtain audited and interim financial statements in the form required by the Securities and Exchange Commission, or (y) does not supply all of the information required in order for the Company to file its initial proxy statement to seek approval of among other things, the Exchange Agreement, by the date which falls 75 days after the date of the Exchange Agreement; (d) by the Company, if there is a material adverse effect on HotPlay or any schedule delivered by HotPlay is found to be materially misleading or conflict with any prior written or oral statement delivered to the Company; or (e) by the Company if any representations or warrants made by HotPlay or its stockholders in the Exchange Agreement are found to be materially inaccurate or any covenants are breached

Alternately, if the Exchange Agreement is terminated (a) by HotPlay or its principal stockholder (as applicable) because a governmental authority of competent jurisdiction issues a final non-appealable order, or takes any other action having the effect of, permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Exchange Agreement (a “Government Action”); (b) by HotPlay if any event occurs that makes it impossible to satisfy a condition precedent to the Exchange Agreement; (c) by HotPlay if there is a material adverse effect on the Company; or (d) by HotPlay if any representations or warrants made by the Company in the Exchange Agreement is found to materially inaccurate or any covenant of the Company is breached; or by the Company in connection with a Government Action or any event shall occur that shall have made it impossible to satisfy a condition precedent to the Exchange Agreement (including, but not limited to any termination of the Axion exchange agreement)(except as discussed above in connection with events which result in the automatic forgiveness of the HotPlay Note), then the then outstanding principal amount of the HotPlay Note together with all accrued and unpaid interest thereon, automatically converts into fully paid and nonassessable shares of the Company’s common stock at $2.00 per share (as equitably adjusted for any stock split or dividend).

In the event the transactions contemplated by the Share Exchange close, it is anticipated that the HotPlay Note will be forgiven as an intracompany loan.

In the event that the Company fails to deliver the shares due upon a conversion within five business days, or the Company enters into a voluntary or involuntary bankruptcy proceeding, then HotPlay can declare the entire amount of the note due and payable (provided the note is automatically due upon the occurrence of certain bankruptcy events), and such note will accrue interest at the rate of 18% per annum until paid in full.

The foregoing description of the HotPlay Note above, is subject to, and qualified in its entirety by, the HotPlay Note, attached as Exhibit 10.1 hereto, which is incorporated in this Item 1.01 by reference in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the HotPlay Note in Item 1.01 above is incorporated into this Item 2.03 in its entirety by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The issuance of the HotPlay Note is intended to be exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance did not involve a public offering, the recipient confirmed that it is an “accredited investor”, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

If converted in full (without factoring in accrued interest), the HotPlay Note would convert into an aggregate of 500,000 shares of the Company’s common stock.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On September 8, 2020, the Company issued Sirapop “Kent” Taepakdee, the Acting Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer) and Timothy Sikora, the Chief Operating Officer and Chief Information Officer of the Company, an aggregate of 17,500 and 15,000 shares of common stock of the Company, respectively, as a bonus in consideration for services rendered. The issuances were authorized by the Board of Directors and the Compensation Committee of the Board of Directors of the Company, and granted under the Company’s 2017 Amended and Restated Equity Incentive Plan. The shares vested immediately upon issuance.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1*	$300,000 Convertible Note by and among Monaker Group, Inc. and HotPlay Enterprise Limited, dated as of September 1, 2020

* Filed herewith.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Share Exchanges on the terms set forth in, and pursuant to the required timing set forth in, the Exchange Agreement and the share exchange agreement entered into with certain stockholders (“Axion Stockholders”) and creditors (“Axion Creditors”) of Axion (collectively, the Exchange Agreement and Axion exchange agreement, the “Exchange Agreements”, and the transactions contemplated therein, the “Share Exchanges”), if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the stockholders of HotPlay (the “HotPlay Stockholders”), Axion, the Axion Stockholders, the Axion Creditors or the Company (collectively, the “Share Exchange Parties”) to terminate the Exchange Agreements; the effect of such terminations; the outcome of any legal proceedings that may be instituted against Share Exchange Parties or their respective directors; the ability to obtain regulatory and other approvals and meet other closing conditions to the Share Exchanges on a timely basis or at all, including the risk that regulatory and other approvals required for the Share Exchanges are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the Share Exchange Agreements; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risk associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the Share Exchanges when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Share Exchanges; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the Share Exchanges; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the Share Exchanges; the continued availability of capital and financing following the Share Exchanges; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020, its Quarterly Report on Form 10-Q for the quarter ended May 31, 2020 and subsequently filed quarterly reports.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed Share Exchanges, the Company will file with the Securities and Exchange Commission (SEC) a proxy statement to seek stockholder approval for the Exchange Agreements and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SHARE EXCHANGES, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY, AXION AND THE PROPOSED SHARE EXCHANGES.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, alternatively, by directing a request by mail, email or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed Share Exchanges under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the Securities and Exchange Commission on June 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Share Exchanges when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: September 8, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1*	$300,000 Convertible Note by and among Monaker Group, Inc. and HotPlay Enterprise Limited, dated as of September 1, 2020

* Filed herewith.